UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2023

MDU Resources Group Inc
(Exact name of registrant as specified in its charter)

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)
Delaware	1-03480	30-1133956

1200 West Century Avenue
P.O. Box 5650
Bismarck, North Dakota 58506-5650
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code (701) 530-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, par value $1.00 per share	MDU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On April 11, 2023, MDU Resources Group, Inc. (the “Company”) issued a press release announcing the pricing of the previously announced offering of notes due 2031 by Knife River Holding Company, a wholly owned subsidiary of the Company, in connection with the previously announced spinoff of Knife River Corporation into a separate publicly traded company. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 7.01. Knife River Holding Company, in connection with the spinoff, will be the new parent company for Knife River Corporation.
The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing made under the Securities Act, except as expressly set forth by specific reference in such filing. The furnishing of information pursuant to this Item 7.01 will not be deemed an admission that any information in this report is material or required to be disclosed by Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are being furnished as part of this report.

Exhibit Number	Description
99.1	Press release of MDU Resources Group, Inc., dated April 11, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* * *

Cautionary Note on Forward Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained in this release, including statements about the planned separation of Knife River Corporation and the future state of the Company are expressed in good faith and are believed by the Company to have a reasonable basis. Nonetheless, actual results may differ materially from the projected results expressed in the forward-looking statements. For a discussion of important factors that could cause actual results to differ materially from those expressed in the forward-looking statements, refer to Item 1A-Risk Factors in the Company's most recent 10-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2023

MDU Resources Group, Inc.

By:	/s/ Karl A. Liepitz

Karl A. Liepitz
Vice President, General Counsel
and Secretary

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